UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 14, 2004

(Date of earliest event reported)

Mitcham Industries, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-25142 (Commission File Number)	76-0210849 (IRS Employer Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas (Address of principal executive offices)	77342 (Zip Code)

936-291-2277
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed as a part of this report:

99 Mitcham Industries, Inc. press release dated May 14, 2004.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, information attached as Exhibit 99 is being furnished pursuant to Item 12 and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 12. Results of Operations and Financial Condition.

     On May 14, 2004, Mitcham Industries, Inc. announced that the Audit Committee of the Company’s Board of Directors has completed its previously announced internal investigation and presented its findings to the Company’s Board of Directors. In connection with the internal investigation, the Company does not anticipate any material adjustment to the unpublished fourth quarter results of operations, or to the results of operations for previous fiscal periods or years. The Company will provide additional detail about the specific findings and recommendations of the Audit Committee in its Form 10-K for the fiscal year ended January 31, 2004. For additional information, see the May 14, 2004 press release furnished as Exhibit 99 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITCHAM INDUSTRIES, INC.
Date: May 17, 2004	By:	/s/ Billy F. Mitcham, Jr.
Billy F. Mitcham, Jr.
Chief Executive Officer and President

2

EXHIBIT INDEX

Exhibit No.	Name of Exhibit
99	Mitcham Industries, Inc. press release dated May 14, 2004.

3